UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 13, 2003

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code  (413) 243-1600

Item 12.                Results of Operational Condition.

On November 13, 2003, Wave Systems Corp. announced results for its quarter and nine-month period ended September 30, 2003 and highlighted recent corporate developments.  This announcement was made via a conference call, webcast and press release, entitled “Wave Systems Provides Update on Corporate Progress and Reviews Q3/Nine Months Results.”

Item 7.                       Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit 99.1	Press release, dated November 13, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ Steven Sprague
Steven Sprague
Chief Executive Officer

Dated: November 14, 2003

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release, dated November 13, 2003.